Summary Prospectus
July 31, 2021

Disclosure contained herein relates to all classes of the Fund, as listed below, unless otherwise noted.
Share Class | Ticker	A | FGUAX	Institutional | FGUSX	Service | FEUSX	R6 | FGULX

Federated Hermes Government
Ultrashort Fund

A Portfolio of Federated Hermes Institutional Trust
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information and most recent reports to shareholders, online at FederatedInvestors.com/FundInformation. You can also get this information at no cost by calling 1-800-341-7400, by sending an email request via Contact Us on FederatedInvestors.com, or from a financial intermediary through which Shares of the Fund may be bought or sold. The Fund’s Prospectus and Statement of Additional Information, both dated July 31, 2021, are incorporated by reference into this Summary Prospectus.

A mutual fund seeking current income by investing primarily in U.S. government securities and U.S. government agency securities.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

Fund Summary Information
Federated Hermes Government Ultrashort Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund’s investment objective is current income.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy, hold and sell Class A Shares (A), Institutional Shares (IS), Service Shares (SS) or Class R6 Shares (R6) of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	A	IS	SS	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	None
Exchange Fee	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A	IS	SS	R6
Management Fee	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fee	None	None	[1]0.00%	None
Other Expenses	[2]0.31%	0.18%	0.44%	0.14%
Total Annual Fund Operating Expenses	0.56%	0.43%	0.69%	0.39%
Fee Waivers and/or Expense Reimbursements[3]	(0.15)%	(0.17)%	(0.33)%	(0.15)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.41%	0.26%	0.36%	0.24%
1
 The Fund has adopted a Distribution (12b-1) Plan for its SS class pursuant to which the SS class of the Fund may incur and pay a Distribution (12b-1) fee of up to a maximum amount of 0.05%. No such fee is currently incurred and paid by the SS class of the Fund. The SS class of the Fund will not incur and pay such a Distribution (12b-1) fee until such time as approved by the Fund’s Board of Trustees (the “Trustees”).
2
 The Fund may incur and pay certain service fees (shareholder services/account administration fees) on its A class of up to a maximum of 0.25%. The Fund will only incur and pay up to 0.15% of such fees for the A class of the Fund. The A class of the Fund will not incur and pay such fees to exceed 0.15% until such time as approved by the Trustees.

3
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Effective August 1, 2021, total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s A, IS, SS and R6 classes (after the voluntary waivers and/or reimbursements) will not exceed 0.41%, 0.26%, 0.36% and 0.24% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) August 1, 2022; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that operating expenses (excluding any sales loads on reinvested dividends, fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. The expenses used to calculate the Fund’s examples do not include fee waivers or expense reimbursements. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A	$57	$179	$313	$701
IS	$44	$138	$241	$542
SS	$70	$221	$384	$859
R6	$40	$125	$219	$493
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund’s Main Investment Strategies?
The Fund’s overall strategy is to invest in a portfolio of U.S. government securities and U.S. government agency securities (including mortgage-backed securities issued or guaranteed by U.S. government-sponsored enterprises (GSEs)) with an overall dollar-weighted average duration of one year or less.

Duration measures the price sensitivity of a fixed-income security to changes in interest rates. Within the one-year duration constraint, the Adviser will seek to increase the Fund’s current income by lengthening or shortening portfolio duration based on its interest rate outlook.
The Fund implements this strategy by dividing its portfolio into two major components. Although the Fund is not a money market fund and its share price will fluctuate, the Fund invests one component in U.S. government securities (including repurchase agreements collateralized by U.S. government securities and U.S. government agency securities) that are eligible for purchase by money market funds. The Fund invests the other component in mortgage-backed securities issued or guaranteed by GSEs, including floating-rate collateralized mortgage obligations and adjustable-rate mortgages. The Fund uses mortgage-backed securities to increase the income provided by the portfolio and to extend the portfolio to the targeted duration. Within each component of the portfolio, the Adviser makes decisions of which securities to buy and sell based on the relative yield and risks of available securities with comparable durations. The Fund evaluates its investment strategy by comparing the performance and composition of the Fund’s portfolio against the performance and composition of an index composed of U.S. Treasury bills with maturities of six months.
The Fund intends to qualify as a permissible investment for national banks, federal credit unions and savings associations under current applicable federal laws and regulations. Accordingly, the Fund will limit its investments to securities that are eligible for direct investment by such institutions. However, the Fund does not limit its investments to “Type 1 Securities” under the federal banking laws and regulations; and accordingly, a national bank is not permitted under these laws and regulations to invest more than 10% of its capital and surplus in the Fund. In addition, certain of the Fund’s investment transactions and techniques may be subject to the general lending limits imposed on national banks. Such national banks and federal credit unions and savings associations should consult their legal counsel regarding federal laws and regulations applicable to their investment in the Fund.
Certain of the government securities in which the Fund invests are not backed by the full faith and credit of the U.S. government, such as those issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Bank System. These entities are, however, supported through federal subsidies, loans or other benefits. The Fund may also invest in government securities that are supported by the full faith and credit of the U.S. government, such as those issued by the Government National Mortgage Association (“Ginnie Mae”). Finally, to a lesser extent, the Fund may invest in certain government securities that have no explicit financial support, but which are regarded as having implied support because the federal government sponsors their activities.
The Fund will invest its assets so that at least 80% of its net assets (plus any borrowings for investment purposes) are invested in government investments. The Fund will notify shareholders at least 60 days in advance of any change in its investment policy that would enable the Fund to invest, under normal circumstances, less than 80% of its net assets (plus any borrowings for investment purposes) in government investments.

What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund’s returns include:
■ Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
■ Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-payment or default may reduce the value of the Fund’s portfolio holdings, its share price and its performance.
■ Counterparty Risk. Counterparty risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■ Prepayment and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. Should interest rates move in such a manner that the available market mortgage rate significantly exceeds the borrower’s loan rate, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed-income securities.
■ MBS Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. The Fund’s investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.
■ Risk Related to the Economy. The value of the Fund’s portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or other markets. Economic, political and financial conditions, industry or economic trends and developments or public health risks, such as epidemics or pandemics, may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects.
■ LIBOR Risk. The publication of the London Interbank Offered Rate (LIBOR), which many derivatives, debt securities, and other financial instruments in which the Fund may invest, as well as the Fund’s committed, revolving line of credit agreement, utilize or may utilize in the future as the reference or benchmark rate for interest rate calculations, is expected to be discontinued at the end of 2021. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
■ Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund’s investment risks in light of its historical returns. The bar chart shows the variability of the Fund’s IS class total returns on a calendar year-by-year basis. The Average Annual Total Return table shows returns for each class averaged over the stated periods, and includes comparative performance information. The Fund’s performance will fluctuate, and past performance (before and after taxes) is not necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.
The Fund’s IS class total return for the six-month period from January 1, 2021 to June 30, 2021, was (0.02)%.
Within the periods shown in the bar chart, the Fund’s IS class highest quarterly return was 0.97% (quarter ended June 30, 2020). Its lowest quarterly return was (0.22)% (quarter ended December 31, 2015).

Average Annual Total Return Table
The Fund’s Class R6 Shares commenced operations on March 29, 2016. For the periods prior to the commencement of operations of Class R6 Shares, the R6 class performance information shown below is for the Fund’s IS class. The performance of the Fund’s IS class has not been adjusted to reflect the expenses applicable to the R6 class since the R6 class has a lower expense ratio than the expense ratio of the IS class. The performance of the IS class has been adjusted to remove any voluntary waiver of Fund expenses related to the IS class that may have occurred during the periods prior to the commencement of operations of the R6 class.
In addition to Return Before Taxes, Return After Taxes is shown for the Fund’s IS class to illustrate the effect of federal taxes on Fund returns. After-tax returns are shown only for IS class, and after-tax returns for the A, SS and R6 classes will differ from those shown for the IS class. Actual after-tax returns depend on each investor’s personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding shares through tax-deferred programs, such as a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plans.
(For the Period Ended December 31, 2020)
Share Class	1 Year	5 Years	10 Years
A:
Return Before Taxes	1.33%	0.99%	0.41%
IS:
Return Before Taxes	1.48%	1.39%	0.84%
Return After Taxes on Distributions	1.20%	0.88%	0.51%
Return After Taxes on Distributions and Sale of Fund Shares	0.87%	0.84%	0.50%
SS:
Return Before Taxes	1.28%	1.27%	0.73%
R6:
Return Before Taxes	1.39%	1.37%	0.69%
ICE BofA US 6-Month Treasury Bill Index[1] (reflects no deduction for fees, expenses or taxes)	1.05%	1.43%	0.81%
1
 ICE BofA US 6-Month Treasury Bill Index (formerly named ICE BofAML US 6-Month Treasury Bill Index) is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, six months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date.
FUND MANAGEMENT
The Fund’s Investment Adviser is Federated Investment Management Company.
Susan R. Hill, CFA, Senior Portfolio Manager, has been the Fund’s portfolio manager since its inception July of 1997.

Liam O’Connell, CFA, has been the Fund’s portfolio manager since November of 2010.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A Class
The minimum investment amount for the Fund’s A class is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
IS & SS Classes
The minimum initial investment amount for the Fund’s IS and SS classes is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
R6 Class
There are no minimum initial or subsequent investment amounts required. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
A, IS & SS Classes
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
R6 Class
The Fund’s distributions are taxable as ordinary income or capital gains except when your investment is through a tax-advantaged investment plan.

Payments to Broker-Dealers and Other Financial Intermediaries
A, IS and SS Classes
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
R6 Class
Class R6 Shares do not make any payments to financial intermediaries, either from Fund assets or from the investment adviser and its affiliates.

 Federated Hermes Government Ultrashort Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561Contact us at FederatedInvestors.com
or call 1-800-341-7400.Federated Securities Corp., DistributorInvestment Company Act File No. 811-7193CUSIP 31420B706
CUSIP 31420B888
CUSIP 31420B805
CUSIP 31420B854Q450562 (7/21)© 2021 Federated Hermes, Inc.